UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04605

First Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: March 31

Date of reporting period: December 31, 2012

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

Consolidated Portfolio of Investments as of December 31, 2012 (Unaudited)

FIRST OPPORTUNITY FUND, INC.

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS (92.0%)
DOMESTIC COMMON STOCKS (47.6%)
Banks & Thrifts (10.6%)
29,289	Bank of Commerce Holdings	$134,729
35,498	Carolina Trust Bank*	78,096
43,644	Central Valley Community Bancorp	338,677
12,300	Citizens & Northern Corp.	232,470
60,000	Community Bank*(a)(b)(c)	5,612,400
65,566	Eastern Virginia Bankshares, Inc.*	347,500
97,200	FC Holdings, Inc.*(a)(b)(c)	–
4,300	First Advantage Bancorp	54,309
39,700	First American International*(a)(b)(c)	835,685
116,276	First Capital Bancorp, Inc.*	331,387
66,726	First Southern Bancorp, Inc. - Class B(c)	251,557
193,261	Florida Capital Group*(a)(b)(c)	3,865
126,100	Metro Bancorp, Inc.*	1,667,042
905,600	National Bancshares, Inc.*(a)(b)(c)	253,568
4,000	North Dallas Bank & Trust Co.	180,000
30,400	Oak Ridge Financial Services, Inc.*	123,728
1,900	Old Point Financial Corp.	20,995
44,300	OmniAmerican Bancorp, Inc.*	1,024,659
153,990	Pilot Bancshares, Inc.*	132,431
190,540	Republic First Bancorp, Inc.*	394,418
83,814	Southern First Bancshares, Inc.*	775,279
79,900	Southern National Bancorp of Virginia, Inc.	639,200
302,900	Square 1 Financial, Inc.*(a)(b)(c)	2,082,438
62,746	Square 1 Financial, Inc. - Class A*(a)(b)(c)	431,379
41,122	Valley Commerce Bancorp	424,379
407,189	Wells Fargo & Co.	13,917,720
12,404	Xenith Bankshares, Inc.*	56,438

		30,344,349

Construction Machinery (0.5%)
17,200	Caterpillar, Inc.	1,540,776

Diversified Financial Services (6.0%)
16,241	Affinity Financial Corp.*(a)(b)(c)	–
276,300	Highland Financial Partners, LP*(a)(c)(d)	–
60,000	Independence Financial Group, Inc.*(a)(b)(c)	428,400
303,800	JPMorgan Chase & Co.	13,358,086
125,890	Mackinac Financial Corp.	892,560
455,100	Ocwen Structured Investments, LLC*(a)(b)(c)	359,529
25,000	South Street Securities Holdings, Inc.*(a)(c)(d)	835,000
47,960	Tiptree Financial*(a)(c)(d)	1,159,194

		17,032,769

Environmental Control (0.3%)
30,000	Republic Services, Inc.	879,900

Healthcare Products & Services (2.3%)
91,800	Johnson & Johnson	6,435,180

Insurance (2.3%)
19,678	Forethought Financial Group, Inc. - Class A*(a)(b)(c)	6,487,640

Shares	Description	Value (Note 1)

Mining (4.1%)
345,800	Freeport-McMoRan Copper & Gold, Inc.	$11,826,360

Mortgages & REITS (0.2%)
55,000	Coronado First Bank*	496,100
155,504	Newcastle Investment Holdings Corp., REIT*(c)	71,097
87,900	Verde Realty, Escrow Shares*(a)(b)(c)	26,018

		593,215

Oil & Gas (3.3%)
78,300	Chevron Corp.	8,467,362
30,000	Linn Energy LLC	1,057,200

		9,524,562

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	837,100

Pipelines (0.6%)
33,250	Enterprise Products Partners LP	1,665,160

Registered Investment Companies (RICs) (0.4%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	750,000
18,727	RMR Real Estate Income Fund	341,206

		1,091,206

Retail (0.2%)
10,000	Wal-Mart Stores, Inc.	682,300

Savings & Loans (7.1%)
10,000	Auburn Bancorp, Inc.*	30,600
40,846	CFS Bancorp, Inc.	254,879
33,500	Eagle Bancorp	346,725
31,254	Georgetown Bancorp, Inc.*	345,044
84,989	Hampden Bancorp, Inc.	1,275,685
22,030	HF Financial Corp.	289,474
47,216	Home Bancorp, Inc.*	861,692
88,948	Home Federal Bancorp, Inc.	1,105,624
42,000	Liberty Bancorp, Inc.	415,800
16,122	Malvern Bancorp, Inc.*	179,277
310,300	MidCountry Financial Corp.*(a)(b)(c)	2,814,421
11,314	Newport Bancorp, Inc.*	186,455
106,998	Ocean Shore Holding Co.	1,583,570
29,100	Old Line Bancshares, Inc.	327,666
168,810	Pacific Premier Bancorp, Inc.*	1,728,614
165,930	Perpetual Federal Savings Bank(e)	2,804,217
17,500	Privee, LLC*(a)(b)(c)	–
40,650	Redwood Financial, Inc.(e)	630,075
89,993	River Valley Bancorp(e)	1,588,376
6,300	Royal Financial, Inc.*	22,365
273,079	SI Financial Group, Inc.	3,140,409
110,500	Third Century Bancorp*(e)	386,750

		20,317,718

Software & Services (3.8%)
57,000	International Business Machines Corp.	10,918,350

Technology, Hardware & Equipment (4.8%)
638,825	Cisco Systems, Inc.	12,552,911
23,000	Harris Corp.	1,126,080

		13,678,991

Shares	Description	Value (Note 1)

Tobacco Products (0.8%)
42,000	Altria Group, Inc.	$1,319,640
11,000	Philip Morris International, Inc.	920,040

		2,239,680

TOTAL DOMESTIC COMMON STOCKS
(Cost $144,211,924)		136,095,256

FOREIGN COMMON STOCKS (8.8%)
Banks & Thrifts (0.2%)
5,490	Gronlandsbanken AB	550,719

Food (0.4%)
18,000	Nestle SA	1,172,908

Insurance (0.4%)
6,700	Muenchener Rueckversicherungs AG	1,202,745

Iron/Steel (2.1%)
72,000	POSCO, ADR	5,914,800

National Stock Exchange (0.6%)
17,776	NSE India, Ltd.*(a)(b)(c)	1,610,498

Oil & Gas (0.4%)
18,000	Total SA, Sponsored ADR	936,180
8,000	Transocean, Ltd.	357,200

		1,293,380

Pharmaceuticals (3.8%)
24,000	Sanofi	2,261,563
180,300	Sanofi, ADR	8,542,614

		10,804,177

Real Estate (0.9%)
98,000	Cheung Kong Holdings, Ltd.	1,504,609
2,490,000	Midland Holdings, Ltd.	1,188,644

		2,693,253

TOTAL FOREIGN COMMON STOCKS
(Cost $22,735,279)		25,242,480

DOMESTIC LIMITED PARTNERSHIPS (16.5%)
	Bay Pond Partners, LP*(a)(b)(c)	47,216,458

TOTAL DOMESTIC LIMITED PARTNERSHIPS
(Cost $39,387,185)		47,216,458

FOREIGN LIMITED PARTNERSHIPS (18.3%)
	Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class*(a)(b)(c)	4,852,878
	Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(a)(b)(c)	47,444,504

		52,297,382

TOTAL FOREIGN LIMITED PARTNERSHIPS
(Cost $44,385,497)		52,297,382

Shares	Description	Value (Note 1)

DOMESTIC PREFERRED STOCKS (0.6%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(a)(c)(d)	$1,749,804

TOTAL DOMESTIC PREFERRED STOCKS
(Cost $1,600,000)		1,749,804

DOMESTIC RIGHTS AND WARRANTS (0.2%)
116,276	First Capital Bancorp, Inc., Warrant, strike price $1.00, Expires 2/8/2022*(c)	103,514
26,230	Flagstar Bancorp, Warrant, strike price $10.00, Expires 1/30/2019*(c)	325,639

		429,153

TOTAL DOMESTIC RIGHTS AND WARRANTS
(Cost $0)		429,153

TOTAL LONG TERM INVESTMENTS
(Cost $252,319,885)		263,030,533

SHORT TERM INVESTMENTS (7.6%)
Money Market Funds (7.6%)
14,725,066	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	14,725,066
6,900,000	JPMorgan Prime Money Market Fund (7 day Yield 0.126%)	6,900,000

TOTAL SHORT TERM INVESTMENTS
(Cost $21,625,066)		21,625,066

TOTAL INVESTMENTS (99.6%)
(Cost $273,944,951)		284,655,599
TOTAL OTHER ASSETS LESS LIABILITIES (0.4%)		1,173,932

TOTAL NET ASSETS (100.0%)		$285,829,531

*	Non-income producing security.
(a)	Indicates a security which is considered restricted. Also see Notes to Quarterly Consolidated Portfolio of Investments.
(b)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of December 31, 2012, these securities had a total value of $120,459,681 or 42.14% of total net assets.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of December 31, 2012 was $124,955,486 or 43.72% of total net assets.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012 these securities had a total value of $3,743,998 or 1.31% of total net assets.

(e)	Affiliated Company. See accompanying Notes to Quarterly Consolidated Portfolio of Investments.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See accompanying Notes to Quarterly Portfolio of Investments.

Regional Breakdown as a % of Total Net Assets
United States	72.5%
Bermuda	16.6%
France	4.1%
South Korea	2.1%
Cayman Islands	1.7%
Hong Kong	0.9%
India	0.6%
Switzerland	0.5%
Germany	0.4%
Denmark	0.2%
Other Assets and Liabilities	0.4%

Notes to Quarterly Consolidated Portfolio of Investments

December 31, 2012 (Unaudited)

Note 1. Valuation and Investment Practices

Basis for Consolidation: The First Opportunity Fund (the “Fund”) invests a significant portion of its investments (the “Hedge Fund Portfolio”) in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets are invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”). The accompanying Consolidated Portfolio of Investments includes the investment positions of FOFI 1, Ltd and FOFI 2, Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands. FOFI 1, Ltd. invests in Bay Pond Partners, LP, and FOFI 2, Ltd holds cash. The Fund may invest up to 25% of its total assets in the Subsidiaries. The aggregated net assets of the Subsidiaries at December 31, 2012 were $47,157,972 or 16.5% of the Fund’s consolidated total net assets. The Consolidated Portfolio of Investments includes positions of the Fund and of the Subsidiaries. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies used by the Fund.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last quoted sales price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources.

The Fund’s board of directors (the “Board”) has delegated to the Pricing Committee the responsibility of determining fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser or Sub-Adviser, does not represent fair value (“Fair Value Securities”). The Pricing Committee, which consists of at least one non-interested director and one senior officer of the Fund, in consultation with the Advisers’ or Sub-Adviser’s Valuation Committee, as appropriate, uses various valuation techniques that utilize both observable and unobservable inputs including tangible book value, zero, adjusted NAV, NAV, comparable company approach, comparable company approach less a 10% discount, greater of modified Black Scholes less a 10% discount or Intrinsic Value less 10% discount, book value, last trade, worthless, target event, and discounted cash flow models. In such circumstances, the Valuation Committee of the Advisers or Sub-Adviser are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) recommending to the Pricing Committee and memorializing valuations for Fair Value Securities, and (iv) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund managers according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

The Consolidated Portfolio of Investments includes investments valued at $124,955,486 (43.72% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical investments
•	Level 2 – Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Domestic Common Stocks	$108,554,184	$6,140,438	$21,400,634	$136,095,256
Banks & Thrifts	19,361,368	1,763,646	9,219,335	30,344,349
Construction Machinery	1,540,776	–	–	1,540,776
Diversified Financial Services	14,250,646	–	2,782,123	17,032,769
Environmental Control	879,900	–	–	879,900
Healthcare Products & Services	6,435,180	–	–	6,435,180
Insurance	–	–	6,487,640	6,487,640
Mining	11,826,360	–	–	11,826,360
Mortgages & REITS	–	496,100	97,115	593,215
Oil & Gas	9,524,562	–	–	9,524,562
Pharmaceuticals	837,100	–	–	837,100
Pipelines	1,665,160	–	–	1,665,160
Registered Investment Companies (RICs)	1,091,206	–	–	1,091,206
Retail	682,300	–	–	682,300
Savings & Loans	13,622,605	3,880,692	2,814,421	20,317,718
Software & Services	10,918,350	–	–	10,918,350
Technology, Hardware & Equipment	13,678,991	–	–	13,678,991
Tobacco Products	2,239,680	–	–	2,239,680
Foreign Common Stocks	23,631,982	–	1,610,498	25,242,480
Banks & Thrifts	550,719	–	–	550,719
Food	1,172,908	–	–	1,172,908
Insurance	1,202,745	–	–	1,202,745
Iron/Steel	5,914,800	–	–	5,914,800
National Stock Exchange	–	–	1,610,498	1,610,498
Oil & Gas	1,293,380	–	–	1,293,380
Pharmaceuticals	10,804,177	–	–	10,804,177
Real Estate	2,693,253	–	–	2,693,253

Domestic Limited Partnerships	–	–	47,216,458	47,216,458
Foreign Limited Partnerships	–	–	52,297,382	52,297,382
Domestic Preferred Stocks	–	–	1,749,804	1,749,804
Domestic Rights and Warrants	–	429,153	–	429,153
Short Term Investments	21,625,066	–	–	21,625,066

TOTAL	$153,811,232	$6,569,591	$124,274,776	$284,655,599

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. Financial assets were transferred from Level 1 to Level 2 since certain equity prices used a bid price from a data provider at the end of the period and a last quoted sales price from a data provider at the beginning of the period. Other financial assets were moved from Level 3 to Level 2 as observable inputs are available for purposes of valuing those assets.

Transfers into and out of Levels 1 and 2 at December 31, 2012 were as follows:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$2,068,995	$(4,599,675)	$4,599,675	$(2,068,995)
Short-Term Investments	-	-	-	-
Total	$2,068,995	$(4,599,675)	$4,599,675	$(2,068,995)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of December 31, 2012

Domestic Common Stocks	$21,124,331	$(4,477,573)	$5,821,786	$(887,910)	$(180,000)	$21,400,634

Foreign Common Stocks	1,385,345	-	225,153	-	-	1,610,498

Domestic Limited Partnerships	65,842,570	441,871	(1,845,359)	(17,222,624)	-	47,216,458

Foreign Limited Partnerships	64,149,927	(1,314,184)	4,752,746	(15,291,107)	-	52,297,382

Domestic Preferred Stocks	1,713,829	-	35,975	-	-	1,749,804

Domestic Rights & Warrants	154,559	-	274,594	-	(429,153)	-

TOTAL	$154,370,561	$(5,349,886)	$9,264,895	$(33,401,641)	$(609,153)	$124,274,776

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2012:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs	Range
Domestic Common Stocks:	Banks & Thrifts			Discount for lack of marketability			10%
		$6,957,075.24	Comparable Company Approach	Loan loss reserve
				Price to Tangible Book Value Multiple	0.46	1.30
				Tangible Book Value
		$2,513,816.50	Direct Offering Price	Tangible Book Value	6.88	6.88
	Diversified Financial Services	$359,529.00	Adjusted NAV	Adjusted Net Asset Value
		$1,159,193.20	Book Value Comparable	Book Value
		$428,400.00	Company Approach	Discount for lack of marketability			10%
				Price to Tangible Book Value Multiple	0.89	0.89

		$835,000.00	Tangible Book Value	Tangible Book Value Tangible Book Value
		$-	Worthless	—
		$-	Zero	Book Value

	Insurance	$6,487,639.82	Comparable Company Approach	Book Value Discount for lack of marketability Price to Tangible Book Value Multiple	0.85	0.85	10%
	Mortgages & REITS	$71,096.43	Book Value	Book Value
		$26,018.40	Future Cash Distribution less a 20% discount	—
	Savings & Loans	$2,814,421.00	Comparable Company Approach	Discount for lack of marketability Price to Tangible Book Value Multiple	0.96	0.96	10%

		$-	Zero	Tangible Book Value Book Value
				Tangible Book Value
Domestic Limited Partnerships:		$47,216,458.00	Net Asset Value	Capital Balance
Domestic Preferred Stocks:		$1,749,804.26	Discounted Cash Flow	Discount Rate derived from comparable fixed income securities	1.50	1.50	5%
Foreign Common Stocks:	National Stock Exchange	$1,610,498.00	Comparable Company Approach	Discount for lack of marketability			10%
				LTM Net Income
				Price to Earnings Multiple	27.11	27.11
Foreign Limited Partnerships:		$52,297,382.00	Net Asset Value	Capital Balance

Level 3 securities consist of the Fund’s investments in Domestic and Foreign Limited Partnerships, Domestic Preferred Stocks, and Domestic and Foreign Common Stocks in the following industries: Banks & Thrifts, Diversified Financial Services, Insurance, Mortgages & REITS, Savings & Loans, and National Stock Exchange.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Banks & Thrifts are price to tangible book value multiple, tangible book value, loan loss reserve, and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Diversified Financial Services are book value, price to tangible book value multiple, tangible book value, discount for lack of marketability, and adjusted net asset value. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Insurance are price to tangible book value multiple, book value, and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable input used in fair value measurement of the Fund’s investments in Mortgages & REITS is book value. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Savings & Loans are price to tangible book value multiple, book value, tangible book value and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in National Stock Exchanges are price to earnings multiple, net income, and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable input used in fair value measurement of the Fund’s investments in Domestic and Foreign Limited Partnerships is capital balance. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Domestic Preferred Stocks is discount rate derived from comparable fixed income companies. A change to the inputs of the formula may result in a change to the valuation.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Note 2. Unrealized Appreciation/ (Depreciation)

On December 31, 2012, based on cost of $274,590,845 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $42,841,843 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $32,777,089, resulting in net unrealized depreciation of $10,064,754.

Note 3. Transactions With Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/1/12	Purchases	Sales	Ending Share Balance as of 12/31/2012	Dividend Income	Realized Gains (Losses)	12/31/12 Market Value

Broadway Financial Corp.	96,980	-	96,980	-	$-	$(299,936)	$-

CCF Holding Co.	340,815	-	340,815	-	-	(899,925)	-

Hampshire First Bank	179,500	-	179,500	-	-	(1,648,885)	-

Perpetual Federal Savings Bank	165,930	-	-	165,930	111,173	-	2,804,217

Redwood Financial, Inc.	40,650	-	-	40,650	10,163	-	630,075

River Valley Bancorp	89,993	-	-	89,993	56,696	-	1,588,376

Third Century Bancorp	110,500	-	-	110,500	-	-	386,750

TOTAL					$178,032	$(2,848,746)	$5,409,418

Note 4. Restricted Securities

As of December 31, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of December 31, 2012 are as follows:

Description	Acquisition Date	Cost	Value	Value as Percentage of Net Assets

Affinity Financial Corp.	3/24/05	$1,000,000	$-	0.0%
Bay Pond Partners, LP	10/3/11	39,387,185	47,216,458	16.5%

Community Bank	2/12/08	912,100	5,612,400	2.0%

FC Holdings, Inc.	1/5/06	972,000	-	0.0%

First American International	11/29/05	1,052,050	835,685	0.3%

Florida Capital Group	8/23/06	2,203,175	3,865	0.0	%(a)

Forethought Financial Group., Inc. - Class A	11/13/09-9/30/10	4,066,780	6,487,640	2.3%

Highland Financial Partners, LP	10/18/06	4,558,950	-	0.0%

Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class	10/3/11	4,341,847	4,852,878	1.7%

Independence Financial Group, Inc.	9/13/04	480,000	428,400	0.1%

Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,749,804	0.6%

MidCountry Financial Corp.	10/22/04	4,654,500	2,814,421	1.0%

National Bancshares, Inc.	6/6/06	2,128,160	253,568	0.1%

NSE India, Ltd.	4/30/10	1,517,269	1,610,498	0.6%

Ocwen Structured Investments, LLC	3/20/07-8/27/07	1,399,433	359,529	0.1%

Privee, LLC	11/17/04	2,362,500	-	0.0%

South Street Securities Holdings, Inc.	12/8/03	2,500,000	835,000	0.3%

Square 1 Financial, Inc.	5/3/05	3,029,000	2,082,438	0.7%

Square 1 Financial, Inc. – Class A	11/7/12	431,379	431,379	0.1%

Tiptree Financial	6/4/07-7/10/09	2,058,848	1,159,194	0.4%

Verde Realty, Escrow Shares	12/21/12	32,523	26,018	0.0	%(a)

Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	40,043,650	47,444,504	16.6%

		$120,731,349	$124,203,679	43.5%

(a)	Less than 0.05% of total net assets.

Note 5. Investments in Limited Partnerships

As of December 31, 2012, the Fund held investments in limited partnerships. The Fund’s investments in the limited partnerships are reported on the Consolidated Portfolio of Investments under the sections titled Domestic Limited Partnerships and Foreign Limited Partnerships.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur less than one year following the date of admission to the partnership. The following table summarizes the Fund’s investments in limited partnerships as of December 31, 2012.

Description	% of Net Assets as of 12/31/12	Value as of 12/31/12	Net Unrealized Gain/(Loss) as of 12/31/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Bay Pond Partners, LP	16.5%	$47,216,458	$7,829,273	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice
Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class	1.7%	4,852,878	511,031	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Wolf Creek Investors (Bermuda) LP, a Wellington Management (Bermuda), Ltd. share class	16.6%	47,444,504	7,400,854	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Total	34.8%	$99,513,840	$15,741,158

The Fund did not have any outstanding unfunded commitments as of December 31, 2012.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant First Opportunity Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 28, 2013

By:	Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	February 28, 2013